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                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            EUROWEB INTERNATION CORP.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

EUROWEB INTERNATIONAL CORP.                  EuroWeb Internet Szolgaltato Kft.
445 Park Avenue                              H-1122 Budapest o Varosmajor u. 13
New York NY  10022                           1535 Budapest o Hungary
Tel: (212) 758-9870                          Tel: (+36 1) 22 44 000
Fax: (212) 758-9896                          Fax: (+36 1) 22 44 100


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                               CHAIRMAN'S MESSAGE

Dear Shareholder:

         We believe 1997 was a year of outstanding accomplishments for our Company.

         On January 2, 1997, the Company entered the Internet service provider business in Hungary acquiring three Hungarian Internet Service Companies, namely EUNET, MC Telecom, and E-Net. EUNET was a provider of managed leased line Internet access to corporate customers, MC Telecom was a provider of dial-up Internet access to small businesses, and E-Net was a developer of Web Sites. Each of these companies had separate facilities, marketed their services through different channels, had different customer bases, different personnel and different bookkeeping systems. By the end of April 1997, the Company rented a new facility, combined all three companies into one facility, eliminated approximately 35% of the personnel to avoid duplication, established a common accounting department and was able to retain the customer bases of each of the acquired companies.

         In 1998 the Company started a division to develop Internet software to provide electronic commercial based solutions to perform many business processes. This division was retained by Fornex, an agent of the Budapest Stock Exchange ("BSE"), to develop software to record all transactions on the BSE in real time, which information can be obtained by subscribers through the Internet. The division also has been retained by Posta Bank, Hungary's second largest bank, to help develop software for home banking use by customers of the bank and to provide access for the customers to enable the customers to transfer funds on deposits at the bank by the Internet electronically to third parties. The Company is also working on software for credit card processing and transaction validation.

         The Company also added fax service for its customers in 1998. These services enable customers to send faxes any where in the world at a cost substantially lower than what the customers would pay using ordinary telephone lines. Customers are able to access this new service using a regular fax machine or through their computers. Recipients will be able to receive the transmission on a computer or on a fax machine. The Company is also the node for faxes sent to Hungary from locations around the world by members of a worldwide alliance of Internet service providers known as GRIC (Global Research Internet Connection).

         EuroWeb further expanded its services in 1998 by leasing satellite space on a satellite owned by MCI.

         Our Company is proceeding as planned in our growth-orientated directions. Our goal remains to promote long-term growth to build value for our shareholders.

         We would like to thank our employees, our Board of Directors and our Shareholders for their continued support.

                                 Sincerely,



                                 /s/Frank R. Cohen
                                 ----------------------
                                 Frank R. Cohen
                                 Chairman of the Board

June 15, 1998

EUROWEB INTERNATIONAL CORP.                  EuroWeb Internet Szolgaltato Kft.
445 Park Avenue                              H-1122 Budapest o Varosmajor u. 13
New York NY  10022                           1535 Budapest o Hungary
Tel:  (212) 758-9870                         Tel: (+36 1) 22 44 000
Fax: (212) 758-9896                          Fax: (+36 1) 22 44 100


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               TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EuroWeb International Corp., a Delaware corporation (the "Company"), will be held at 10:00 A.M. (New York time), on July 15, 1998 at the New York Helmsley Hotel, 212 East 42nd Street, New York, New York 10017.

         1. To elect five directors of the Company to serve until the 1999 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

         2. To vote upon a proposal to amend the Company's 1993 Incentive Stock Option Plan to increase the number of shares of the Company's common stock available thereunder from 350,000 shares to 700,000 shares for use as incentive awards to certain key employees, directors and consultants.

         3. To ratify the appointment of BDO Seidman, LLP, as auditors of the Company for the fiscal year ending December 31, 1998;

and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the meeting.

         The Board of Directors has fixed June 15, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only holders of record of the Company's common stock, par value $.001 per share ("Common Stock"), at the close of business on the Record Date are entitled to vote on all matters coming before the Meeting or at any adjournment or postponement thereof. A complete list of stockholders of record entitled to vote at the Meeting will be maintained in the Company's offices at 445 Park Avenue, New York, New York 10022, for ten days prior to the Meeting.

         Whether or not you plan to attend the Meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided (which requires no postage if mailed within the United States). Should you attend the Meeting in person you may, if you wish, withdraw your proxy and vote your shares in person.

                                 By Order of the Board of Directors,


                                 /s/Frank R. Cohen
                                 ------------------
                                 Frank R. Cohen

                                    Chairman

New York, New York
June 15, 1998

EUROWEB INTERNATIONAL CORP.                  EuroWeb Internet Szolgaltato Kft.
445 Park Avenue                              H-1122 Budapest o Varosmajor u. 13
New York NY  10022                           1535 Budapest o Hungary
Tel:  (212) 758-9870                         Tel: (+36 1) 22 44 000
Fax: (212) 758-9896                          Fax: (+36 1) 22 44 100


===============================================================================

                                                                June 15, 1998


                   -------------------------------------------


                                 PROXY STATEMENT

                   -------------------------------------------



                        AN ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 15, 1998

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of EuroWeb International Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at 10 a.m. New York time, on July 15, 1998 at the New York Helmsley Hotel, 212 East 42nd Street, New York, New York 10017, or at any adjournments or postponements thereof (the "Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are first being sent or given to stockholders on or about June 15, 1998.

         At the Meeting, the stockholders of the Company are being asked to consider and vote upon: (i) the election of five directors of the Company to serve until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) a proposal to increase the number of shares of the Common Stock available under the Company's Incentive Stock Option Plan, as amended, from 350,000 shares to 700,000 shares for use as incentive awards to certain key employees, directors, and consultants; and (iii) the ratification of the appointment of BDO Seidman, LLP as auditors of the Company for the fiscal year ending December 31, 1998.


VOTING RIGHTS AND PROXY INFORMATION

         All shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for election of all nominees for director named below, for increase in the number of shares available under the Company's Incentive Stock Option Plan, and for the ratification of the appointment of auditors. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgement. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer & Trust Company, the Company's Registrar and Transfer Agent, at 40 Wall Street, New York, New York 10005. A pre-addressed, postage-paid envelope is provided for this purpose.

         A proxy delivered pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by (i) filing with the Chairman of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Frank R. Cohen, Chairman of the Board, EuroWeb International Corp., 445 Park Avenue, New York, New York 10022.


VOTE REQUIRED FOR APPROVAL

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the Meeting. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting. Thus, abstentions and proxies returned by brokers as "non-votes" on behalf of shares held in"street name" will have no effect on the outcome of the election of directors. The affirmative vote of a majority of the outstanding shares is required for approval of the increase in the number of shares available under the Company's 1993 Incentive Stock Option Plan, as amended. Accordingly, abstentions will have the same effect as a vote against such matter and proxies returned by brokers as "non-votes" will not affect the outcome of such vote. Proxies submitted which contain abstentions or broker "non-votes" will be deemed present at the Meeting in determining the presence of a quorum.


         YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN. ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS, TO INCREASE THE NUMBER OF SHARES OF THE COMMON STOCK AVAILABLE UNDER THE COMPANY'S INCENTIVE STOCK OPTION PLAN, AS AMENDED, FROM 350,000 SHARES TO 700,000 SHARES, AND THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.


VOTING SECURITIES

         June 15, 1998 has been set as the record date (the "Record Date") for determining stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding 5,178,246 shares of Common Stock. Each holder thereof is entitled to one vote per share.


SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of the Common Stock as of December 31, 1997 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; and (iii) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

                                               SHARES
                                            BENEFICIALLY        PERCENT
NAME AND ADDRESS                              OWNED(1)          OWNED(7)
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Peter E. Klenner                             340,000(2)          6.19%
1118 Budapest
Kelenhegyi ut 39
Hungary
Robert Genova                                180,000(3)           3.28%
227 Route 206, Unit 11
Flanders, NJ 07836
Frank R. Cohen                               120,000(4)           2.18%
445 Park Avenue
New York, NY 10022
Donald K. Roberton                            40,000(5)            *
3350 Charles MacDonald Drive
Sarasota FL 34240
Richard Maresca                               20,000(6)            *
1111 Wyoming Drive
Mountainside, NJ 07082
Herschel Krasnow                                  0                *
1111 Kane Concourse
Suite 501
Bay Harbor Island FL 33154
All Officers and Directors as a                360,000            6.55%
 Group (4 Persons)
---------------------------------------------------
* less than 1%
(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. For purposes of this table, a person or group of persons is deemed to have beneficial ownership" of any shares which such person has the right to acquire within 60 days after December 31, 1997. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on December 31, 1997, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2) Resigned as President and Director of Company on October 30, 1996. Includes 250,000 currently exercisable options to purchase 250,000 shares at $1 per share pursuant to Mr. Klenner's employment agreement, which provision survived the termination of his employment agreement. Does not include 100,000 options to purchase 100,000 shares at $2 per share which are not currently exercisable.
(3) Includes 125,000 currently exercisable options to purchase 125,000 shares at $1 per share pursuant to Mr. Genova's employment agreement, which provision survives the termination of his employment agreement.
(4) Includes 110,000 currently exercisable options to purchase 35,000 shares at $1 per share pursuant to his employment agreement and 75,000 shares at $1.25 per share pursuant to the Company's 1993 Stock Option Plan.
(5) Includes 40,000 options granted to Mr. Roberton exercisable at $1.25 per share pursuant to the Company's 1993 Stock Option Plan.
(6) Includes 20,000 options granted to Mr. Maresca exercisable at $1.25 per share pursuant to the Company's 1993 Stock Option Plan.
(7) Does not include the possible issuance of 62,000 shares issuable upon exercise of Underwriter Warrants or 575,000 shares issuable upon exercise of Private Placement Purchase Warrants, 175,000 shares issuable upon exercise of consultant warrants, or the possible issuance of an indeterminate number of shares upon conversion of $150,000 of outstanding convertible notes.



                                       I

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

         At the Meeting, five directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. The shareholders will be asked to elect the five (5) incumbent directors. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Frank R. Cohen, Richard
G. Maresca, Donald K. Roberton, Robert Genova and Herschel Krasnow (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

BACKGROUND OF NOMINEES

         INCUMBENTS

         Frank R. Cohen, age 77, has been a Director and Secretary of the Company since its inception in 1992, and has been Chairman of the Board and Chief Executive Officer since February 6, 1997. Mr. Cohen has been practicing law in the City of New York since 1946. Since 1985 he has been a member of the law firm of Cohen & Cohen.

         Richard G. Maresca, age 57, has been a director of the Company since its inception. He has been Senior Telecommunications Manager for the American Stock Exchange since 1991. From 1954 to 1991, he was Communications Manager for Josephthal & Co., Inc., a brokerage firm.

         Donald K. Roberton, age 57, was Vice Chairman and Chief Operating Officer of Hungarian Telephone and Cable Corp. ("HTC"), until he resigned in order become a director of the Company in 1996 and assist in the development of EuroWeb's Internet Service Provider business. Prior to that, Mr. Roberton spent five years with Citizens Utility Company as Assistant to the Chairman and Vice President - Strategic Development Telecommunications and as Vice President, Telecommunications. Prior to Citizens Utilities he had been with Centel for 28 years and an officer since 1984. During his tenure with Centel he held numerous executive and managerial positions.

         Herschel Krasnow, age 74, is a senior vice president of First Security Investment Inc., investment bankers, and has held that position since March 1998. Prior thereto he was a senior vice president of Josephthal Lyon & Ross, Inc. for seven years. He has been employed in the securities industry since 1961, and was a former allied member of the New York Stock Exchange, Inc. Mr. Krasnow is presently a director of Windsor Capital Corp., a publicly traded corporation engaged in the retail cigar distribution business.

         Robert Genova, age 57, had been Chairman of the Board of Directors between February 17, 1994 and February 6, 1997. Prior thereto Mr. Genova had been a management and financial consultant to the Company since 1992 and to other companies since 1990. Mr. Genova resigned as a Director as of February 6, 1997 so that he can devote full time to his investment banking business, but was appointed to the Board again in February 1998.

     Board members are reimbursed for their expenses for each meeting attended but do not receive fees for attendance at meetings.

         Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.


MEETINGS OF THE BOARD OF DIRECTORS; SECURITIES AND EXCHANGE COMMISSION FILINGS

         During the Company's last fiscal year, its Board of Directors held five meetings. Each of the foregoing incumbent directors attended at least 75% of the meetings of the Board of Directors which were held while he was serving as a director during the Company's last fiscal year.

         The Company has a standing audit and compensation committees.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership and reports of changes in ownership of common stock, officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 1997. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with.


POLICY WITH RESPECT TO SECTION 162(M)

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers names in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 1996 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 1998, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.


EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long term compensation of the Company's chief executive officer, the only executive officer of the Company, whose salary and bonus for 1997 exceeded $100,000 for services in all capacities to the Company during the Company's 1995, 1996, and 1997 fiscal years:



ANNUAL COMPENSATION                                                    LONG-TERM COMPENSATION
                                                               Bonus and                    Securities
Name and                         Year Ended                    Other Annual                 Underlying
 Principal  Position             December 31,     Salary($)    Compensation($)                Options
-------------------------------------------------------------------------------------------------------------------
Frank Cohen                        1997            125,000            0                             0
Chairman of the Board              1996             82,000            0                        75,000
Chief Executive Officer            1995             72,000            0                             0
Since February 7, 1997


EMPLOYMENT AND MANAGEMENT AGREEMENTS

         The Company has an employment agreement with Frank R. Cohen dated as of February 17, 1994, which was amended and extended as of May 6, 1997 and August 26, 1997. The amended employment agreement expires December 31, 2005 and provides for an annual salary of $150,000. The agreement also extended the grant to Mr. Cohen made in 1994 of 35,000 options to purchase 35,000 shares of Common Stock of the Company at $1.00 per share to the termination of the employment agreement. The Company has further agreed to provide a split dollar life insurance policy on the life of Mr. Cohen in the face amount of up to $2,000,000 to be structured so that the premium and other costs paid by the Company would be recovered by the Company out of the insurance proceeds.

         The agreement provides that, if employment is terminated other than for willful breach by the employee or for cause or in the event of a change in control of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement and a loan to his trust for the remaining payments due on the split dollar life insurance policy.

         The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, director, employee or consultant.


OPTIONS/GRANTS IN LAST FISCAL YEAR

         The Company's 1993 Stock Option Plan permits the grant of options to employees of the Company, including officers and directors, who are serving in such capacities. There were no options granted in the 1997 fiscal year under the plan to the chief executive officer named above or to any employee, director, or officer of the Company.


OPTIONS EXERCISED IN LAST FISCAL YEAR AND YEAR-END VALUES

         No options were exercised by Frank R. Cohen or by any employee, director or officer of the Company during the fiscal year ended December 31, 1997. The following table contains information concerning the number and value at December 31, 1997 of unexercised options held by Mr. Cohen:




                                                                   NUMBER OF SECURITIES
                               SHARES                             UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED "IN-
                            ACQUIRED ON         VALUE                 OPTIONS HELD AT                  THE-MONEY" OPTIONS HELD AT
NAME                          EXERCISE        REALIZED                FISCAL YEAR-END                      FISCAL YEAR-END(1)
======================== ================== =============  =====================================  =================================
                                                             EXERCISABLE        UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
                                                           ----------------  -------------------  ----------------  ---------------
Frank R. Cohen                   0                0            110,000                0                  $0                  0


(1) Fair market value of underlying securities (the closing price of the Company's Common Stock on the NASDAQ Small Cap system as of December 31, 1997, minus the exercise price).


STOCK OPTION PLAN AND STOCK OPTIONS

        In 1993, the Company adopted a Stock Option Plan (the "Plan"). An aggregate of 350,000 shares of Common Stock are authorized for issuance under the Plan and 260,000 options have been granted and are currently outstanding under the plan. The Plan provides that qualified and non-qualified options may be granted to officers, directors, employees and consultants to the Company for the purpose of providing an incentive to those persons to work for the Company. A proposal to add 350,000 additional shares to the 1993 Plan is to be considered at the Annual Meeting.


OUTSTANDING STOCK OPTION AWARDS

         The benefits to be awarded to and received by the officers, directors, employees, and consultants of the Company under the Stock Option Plan in the future are not presently determinable. All shares currently subject to Options, as well as any additional shares that may become subject to future Options, under the Stock Option Plan are comprised of authorized but unissued shares of Common Stock. Accordingly, the exercise of any such Options and the issuance of shares pursuant thereto will have the effect of diluting the interests of existing stockholders to the extent of such issuance.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         1. On November 28, 1994, the Company entered into a loan agreement with Hungarian Broadcasting Corp. ("HBC") which provided for the Company to lend HBC $800,000 at 6% interest per annum, repayable the earlier of December 31, 1995 or the completion of an IPO by HBC. The agreement provides for the following additional consideration to the Company: (1) issuance of 100,000 shares of HBC's common stock which shares shall be deemed fully paid and nonassessable; (2) an option exercisable until April 30, 1995 to purchase an additional 150,000 shares of HBC's common stock at $3 per share; and (3) three years right of first refusal to act as general contractor for all broadcast facilities to be built by companies controlled by HBC. The Company exercised its option and purchased the 150,000 shares at $3 per share. On January 2, 1996, HBC repaid $400,000 of the loan receivable together with accrued interest of $24,000. In February 1997, the Company borrowed $350,000 at 6% per year interest from HBC collateralized by the remainder due on the note from HBC to the Company dated November 28, 1994. On October 29, 1997, the Company sold the 250,000 shares it owned of HBC for $625,000, realizing a gain of $524,000 on the entire transaction.

         2. In October 1996, the Company's President, Peter E. Klenner, agreed to resign as an officer, director and employee and agreed to a cancellation of his employment agreement (which provided for a $168,000 salary per annum until February 1999), upon payment of $372,000. It was further agreed that the stock options which were granted to the President under his employment agreement and pursuant to the Company's Incentive Stock Option Plan of 1993 will not terminate but will continue to be governed by the original terms of the option agreements. The aforementioned $372,000 relating to the cancellation of the President's employment agreement and $600,000 relating to the extension of the period of exercisability of the President's options were charged to compensation and related costs during the fourth quarter of 1996.

         3. In October 1996, the Board of Directors also approved the sale of one of the condominium buildings, Building A, under construction to a company controlled by the Company's former President and Chief Executive Officer. The building to be sold contained four units for which deposits for the full sales price previously had been received by the Company. The purchaser purchased the remaining units in the building, subject to receiving move-in permits, for $1,164,197 from which was deducted the $372,000 contract settlement and $702,197 previously loaned by the purchaser to the Company and $90,000 payment received in April, 1998. The sale was consummated upon the receipt of the move-in permits in April 1998.

         4. In February 1997, the Company's Chairman of the Board, Robert Genova, resigned as an officer, director and employee, and agreed to a cancellation of his employment agreement upon payment of $50,000, which represented the approximate amount owed to him with respect to 1996 salary. In addition, 125,000 stock options which were granted to him under his employment agreement will not terminate as a result of the resignation, but will continue to be governed by the original terms of the options. Compensation of $100,000 has been charged to the 1997 operations relating to the period of exercisability of the options. In February 1998, Mr. Genova was appointed a director of the Company and serves without compensation except for reimbursement of expense.

         5. In 1997 and 1996, the Company sold $850,000 and $792,500 of 10%
convertible debentures due 2 years from the date of sale to foreign investors outside the United States in private placements receiving aggregate net proceeds of approximately $696,000 and $693,500, respectively, after deducting placement agent fees and offering expenses of approximately $154,000 and $99,000, respectively. Commencing 45 days after issuance, the original principal amount of the debentures is convertible into the Company's shares of common stock at a conversion price of 50% of the market price, as defined, of the Company's common stock. The unconverted debentures of $150,000 at December 31, 1997 are due from January through September 1999. Except in the case of the occurrence of one or more "events of default" as described in the debenture, the debentures may be immediately due and payable. During 1998, 1997 and 1996, debentures of $100,000, $1,185,000 and $307,500 and accrued interest of $0, $42,252 and $3,907, respectively, have been converted into 228,310, 2,413,667 and 263,979 shares of common stock, respectively.

         The incremental yield on the debentures relating to the convertibility of the debentures into common stock at a 50% discount to the common stock's market price resulted in an interest charge of $327,000 and $300,000 to the consolidated statement of loss for the years ended December 31, 1997 and 1996, respectively. In addition, financing costs of approximately $154,000 and $99,000 incurred in connection with the sale of the debentures have been charged to operations during 1997 and 1996, respectively, since substantially all of the debentures were converted to common stock within a short period after issuance.

         6. In October 1996, the Company sold a private placement consisting of 550,000 shares of common stock and 550,000 common stock purchase warrants exercisable at $2 per share, (reduced to $1.25 per share on June 26, 1997), at any time from October 1, 1997 until September 30, 2001 for net proceeds of $972,450 after deducting placement agent fees and offering expenses of $127,550. The warrants and the underlying shares of common stock have been registered under the Securities Act of 1933.

         7. In February 1997, the former President of the Company was retained as a consultant to the Company to oversee the Company's real estate interests and Internet business. He agreed to render consulting services for a two-year period for a fee of 100,000 five-year options exercisable at $2.00 per share. The compensation relating to these options of $50,000 is being charged to operations over a two-year period.

         8. See employment agreement of Mr. Cohen, Chairman of Board above.


      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                             ELECTION OF DIRECTORS



                                       II

           PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
           AVAILABLE UNDER THE COMPANY'S 1993 INCENTIVE STOCK OPTION
            PLAN, AS AMENDED, FROM 350,000 SHARES TO 700,000 SHARES
             FOR USE AS INCENTIVE AWARDS TO CERTAIN KEY EMPLOYEES,
                           DIRECTORS AND CONSULTANTS
                           ITEM 2 ON THE PROXY CARD)


BACKGROUND OF THE PROPOSED AMENDMENT

         The Company's 1993 Incentive Stock Option Plan, as amended (the "Stock Option Plan") presently provides that the aggregate number of shares of Common Stock subject to options granted thereunder shall not exceed 350,000. Following a review of the options granted to date under the Stock Option Plan and the number of options which the Board of Directors believes should be available for awards in the future, the Board of Directors has determined that the number of shares presently available for awards under the Stock Option Plan is insufficient to achieve the purposes of the Stock Option Plan. Based upon that determination, the Board of Directors has determined that an increase in the number of shares of Common Stock subject to Options under the Stock Option Plan would be in the best interests of the Company and its stockholders. Accordingly, on August 26, 1997, the Board of Directors unanimously determined that the number of shares of Common Stock subject to stock options available for grants under the Stock Option Plan, be increased from 350,000 shares to 700,000 shares in order to provide incentive for certain key employees, directors and consultants. The Board of Directors also unanimously recommended that the Company's stockholders approve such increase.


DESCRIPTION OF THE STOCK OPTION PLAN

         The following description of the Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Option Plan, which may obtained by any stockholder of the Company by contacting EuroWeb International Corp., Attn.: Frank R. Cohen, Chairman, 445 Park Avenue, New York, New York 10022.
         PURPOSE. The purpose of the Stock Option Plan is to provide an incentive to employees of the Company (including directors, employees and consultants of the Company), to encourage proprietary interest in the Company, to encourage employees to remain in the employ of the Company and to attract to the Company individuals of experience and ability to serve as employees, directors and consultants.

         SHARES SUBJECT TO THE STOCK OPTION PLAN. The maximum number of shares of Common Stock as to which options may be granted under the Stock Option Plan (subject to adjustment as described below) presently is 350,000 shares. Any shares subject to an option which for any reason expires or terminates unexercised may again be the subject of another option granted under the Stock Option Plan. As of the Record Date, options with respect to 260,000 of Common Stock have been granted and are outstanding under the Stock Option Plan.

         ADMINISTRATION. The Stock Option Plan is administered by the Board of Directors. The Board shall from time to time, at its discretion, make determinations with respect to individuals who shall be granted options (Incentive Stock Options or Non-Qualified Stock Options, which may be referred to collectively as "Options"), the number of shares subject to Options and the designations of such Options as Incentive Stock Options (an option described in Section 422(b) of the Internal Revenue Code of 1986, as amended, and also known as "Qualified Option") or Non-Statutory Stock Options (an option not described in Section 422(b) or 423(b) of the Internal Revenue Code of 1986, as amended, and also known as a "Non-Qualified Option"). Notwithstanding such designations, to the extent that the aggregate fair market value of the shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options. The Board determines vesting requirements and other conditions of such awards, interprets the Stock Option Plan, and makes all other decisions relating to the operation of Stock Option Plan.

         ELIGIBILITY. All key employees (including directors who are employees), or directors who are not employees, and consultants (who are neither employees nor directors) (individually, an "Optionee," and together, the "Optionees") of the Company or any of its subsidiaries who perform services of special importance to the management, operation and development of the business of the Company as the Board may select are eligible to receive Options under the Stock Option Plan. As of the Record Date, there were ten (10) persons eligible to participate in the Stock Option Plan as directors, employees or consultants.

         OPTION CONTRACTS. Each grant of an Option is evidenced by a written contract between the Company and the Optionee receiving the grant, containing such terms and conditions not inconsistent with the Stock Option Plan. Each Optionee shall agree to remain in the employ of, and to render to, the Company his or her services for a period of one (1) year from the date of the granting of any Option, but such agreement shall not impose upon the Company any obligation to retain the Optionee for any period of time.

         TERMS AND CONDITIONS OF OPTIONS. Options may be granted for terms determined by the Board; provided, however, that no Option shall be exercisable after the expiration of 10 1/2 years from the date it is granted; and provided further that, an Incentive Stock Option may not exceed 10 years (5 years if the option holder owns (or is deemed to own) stock possessing more than 10% of the voting power of the Company). In the case of an Incentive Stock Option, the per share exercise price shall be no less than 100% of the "fair market value per share" (as defined below) on the date of grant, except that, if granted to an employee who, at the time of the grant of such Incentive Stock Option, owns (or is deemed to own) stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant. In the case of a Non-Qualified Option, the per share exercise price may be less than, equal to, or greater than the fair market value per share on the date of grant, as determined by the Board. The "fair market value per share" shall be the closing price per share of the Common Stock on the principal exchange or quotations system on which the Common Stock is traded or quoted on the date of the grant.

         The consideration to be paid for shares to be issued upon exercise of an Option shall be United States dollars; provided, however, that, with the consent of the Board, the purchase price may be paid by the surrender of shares of Common Stock in good form for transfer owned by the person exercising the Option and having a fair market value on the date of exercise equal to the purchase price or in any combination of cash and shares, so long as the total of the cash so paid and the fair market value of the shares surrendered equals the purchase price. No shares shall be issued until full payment therefor has been made.

         Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by him or his legal representatives. With respect to an Option granted to an employee, if the employment of such employee is terminated for any reason other than death or a permanent and total disability, the Option may be exercised, to the extent exercisable by the holder at the time of termination of employment, within three months thereafter (twelve months if termination was due to disability or, in the case of Non-Qualified Options, if termination was due to retirement), but in no event after expiration of the term of the Option. In the case of death of the Optionee while employed (or within three months after termination of employment), his executor or administrator of his or her estate may exercise the Option, to the extent exercisable on the date of death, within one year after such death, but in no event after the expiration of the term of the Option.

         ADJUSTMENT IN EVENT OF CAPITAL CHANGES. Subject to any required action by the Company's stockholders, the number of shares covered by the Stock Option Plan, the number of shares covered by each outstanding Option, and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of the Common Stock, stock split, or the payment of a stock dividend.

         Subject to any required action by the Company's stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of shares subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, each Optionee shall in such event, if a period one (1) year from the date of the grant of the Option shall have elapsed, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise the Option in whole or in part, subject to limitations on exercisability under the Stock Option Plan.

         In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Stock Option Plan.

         To the event that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         DURATION AND AMENDMENTS OF THE STOCK OPTION PLAN. Options may be granted pursuant to the Stock Option Plan until the termination of the Stock Option Plan on May 4, 2003. The Board of Directors may at any time, subject to applicable law, suspend, terminate or amend the Stock Option Plan in any respect; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) increase the number of shares available for the grant of Options (except the anti-dilution adjustments described above), (b) materially increase benefits accruing to participants under the Stock Option Plan or (c) change the eligibility requirements for participating in the Stock Option Plan.

         FEDERAL INCOME TAX TREATMENT. The following is a general summary of the federal income tax consequences under current tax law of Incentive Stock Options and Non-Qualified Options. It does not purport to cover all of the special rules, including the exercise of an option with previously acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An Optionee will not recognize taxable income for federal income tax purposes upon the grant of an Incentive Stock Option or a Non-Qualified Option and the Company obtains no deduction from the grant of such Options.

         In the case of an Incentive Stock Option, no taxable income is recognized upon exercise of the Incentive Stock Option and the Company will not be entitled to a tax deduction by reason of such exercise; provided that, the holder is still employed by the Company (or terminated employment no longer than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon the death or disability of the Optionee. If the Optionee disposes of the shares acquired pursuant to the exercise of an Incentive Stock Option more than two years after the date of grant and more than one year after the exercise, the Optionee will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares and the Company will not be entitled to a deduction. Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as "disqualifying disposition"), the Optionee will recognize ordinary compensation income, and the Company will receive a corresponding deduction equal to the lesser of (i) the excess of the fair market value of the shares on the date of transfer to the Optionee over the exercise price, or (ii) the excess of the amount realized on the disposition over the exercise price.

         Upon the exercise of a Non-Qualified Option, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be taxed to the Optionee as ordinary compensation income. The Company will generally be entitled to a deduction in the same amount; provided that, it satisfies certain requirements relating to the terms of the Option and makes all required wage withholdings on the compensation element attributable to the exercise. In general, the Optionee's tax basis in the shares acquired by exercising a Non-Qualified Option is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the Optionee will realize capital gain or loss in an amount equal to the difference between his or her basis in the shares and the sales price.

         In addition to the federal income tax consequences described above, an Optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the Optionee's regular tax. For this purpose, upon the exercise of an Incentive Stock Option, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the Optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option adjustment) is allowed as a credit against the Optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Stock Option Plan will make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company will not be required to make such payment or distribution until such obligations are satisfied.


OUTSTANDING STOCK OPTION AWARDS

         The benefits to be awarded to and received by the employees, directors and consultants of the Company under the Stock Option Plan, as proposed to be amended, in the future are not presently determinable. The benefits that would have been received by the employees, directors and consultants of the Company for the last completed fiscal year if the Stock Option Plan, as proposed to be amended, had been in effect is not presently determinable. All shares currently subject to Options, as well as any additional shares that may become subject to future Options (including the proposed increase in shares subject to stockholder approval), under the Stock Option Plan are comprised of authorized but unissued shares of Common Stock. Accordingly, the exercise of any such Options and the issuance of shares pursuant thereto will have the effect of diluting the interests of existing stockholders to the extent of such issuance.

         The table below sets forth the number of shares subject to current Options granted under the Stock Option Plan to date to (i) the Named Executives;
(ii) each nominee for election as a director; (iii) all current executive officers as a group; (iv) all current directors who are not executive officers as a group; and (v) all employees and consultants who are not executive officers, as a group.


                                                                                                  NUMBER OF SHARES
NAME                                                 TITLE                                       SUBJECT TO OPTIONS
---------------------------------------------------  --------------------------------------- --------------------------
Frank R. Cohen                                       Chairman of the Board and                        105,000
                                                     Chief Executive Officer
Robert Genova                                        Director, Treasurer                               30,000
Donald K. Roberton                                   Director                                          50,000
Richard G. Maresca                                   Director                                          30,000
Herschel Krasnow                                     Director                                          10,000
Current executive officers as a group                                                                 135,000
(2 persons)
Current directors who are not executive                                                                90,000
officers, as a group (4 persons)
Employees and consultants who are not                                                                 125,000
executive officers, as a group (5 persons)
---------------------------------------------------  --------------------------------------- --------------------------


CERTAIN INTERESTS OF DIRECTORS

         In considering the recommendations of the Board of Directors with respect to the increase in the number of shares available under the Stock Option Plan, stock holders should be aware that the members of the Board of Directors have certain interests which may present them with conflicts of interest in connection with such proposal. As discussed above, all current directors of the Company are eligible to participate in the Stock Option Plan.

         The Board of Directors recognizes that approval of the proposal to increase the number of shares available under the Stock Option Plan may benefit such individual directors of the Company and their successors, but it believes that approval of the additional shares available under the Stock Option Plan will strengthen the Company's ability to continue to attract, motivate and retain certain qualified employees and officers. Furthermore, the Board of Directors believes that such approval will advance the interests of the Company and its stockholders by encouraging key employees, directors and consultants to make significant contributions to the long-term success of the Company. The Board of Directors believes that the increase in the number of shares available under the Stock Option Plan is in the best interests of the Company and its stockholders, and therefore, unanimously recommends a vote FOR the approval of the proposal to increase the number of shares of Common Stock available under the Stock Option Plan from the current 350,000 shares to 700,000 shares for use as incentive awards for key employees, directors and consultants. In considering the foregoing recommendation of the Board of Directors, stockholders should be aware that the current members of the Board of Directors own, in the aggregate, 360,000 shares of Common Stock or approximately 6.55% of the shares of the Company's issued and outstanding Common Stock, assuming full exercise of options and warrants exercisable by them within 60 days of the Record Date.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE STOCK OPTION PLAN FROM 350,000 SHARES TO 700,000 SHARES FOR USE AS INCENTIVE AWARDS TO CERTAIN KEY EMPLOYEES, DIRECTORS AND CONSULTANTS.

                                      III

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS
                           (ITEM 3 ON THE PROXY CARD)


         The Board of Directors has appointed the firm of BDO Seidman, LLP as independent auditors of the Company for the year ending December 31, 1997, subject to ratification of the appointment by the Company's stockholders. A representative of BDO Seidman, LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


                             STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 1998 Annual Meeting must be received by the Company by October 1, 1998 for possible inclusion in the proxy materials relating to such meeting.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                      By Order of the Board of Directors



                                      /s/Frank R. Cohen
                                      ---------------------
                                      Frank R. Cohen
                                      Chariman of the Board

Dated:   June 15, 1998
New York, New York

CORPORATE DIRECTORY                                  EUROWEB INTERNATIONAL CORP.



DIRECTORS AND OFFICERS

Frank R. Cohen, Chairman of the Board,                     Donald K. Roberton, Director
                    President
Herschel Krasnow                                           Richard B. Maresca, Director
Robert Genova, Treasurer, Chief Financial Officer


CORPORATE COUNSEL                                          TRANSFER AGENT & REGISTER
Cohen & Cohen                                              American Stock Transfer & Trust Co.
445 Park Avenue                                            40 Wall Street
New York NY 10022                                          New York NY 10005
STOCK SYMBOLS                                              INDEPENDENT AUDITORS
NASDAQ: EWEB                                               BDO Seidman, LLP
                                                           330 Madison Avenue
                                                           New York NY 10017



                                S.E.C. FORM 10-K

       A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K is available without charge upon request to EuroWeb International Corp., 445 Park Avenue New York, NY 10022

       The Securities and Exchange Commission maintains a Web Site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding companies such as the Company, that file documents electronically with the Commission


               THE ANNUAL MEETING OF EUROWEB INTERNATIONAL CORP.
             WILL BE HELD ON JULY 15, 1998 AT 10:00 A.M. AT THE NEW
              YORK HELMSLEY HOTEL, 212 EAST 42ND STREET, NEW YORK,
                                NEW YORK 10017.

[Front of card]


                          EUROWEB INTERNATIONAL CORP.
           ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD JULY 15, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints ROBERT GENOVA and FRANK R. COHEN, and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on July 15, 1998, at 10:00 a.m. local time, at the New York Helmsley Hotel, 212 East 42nd Street, New York, New York 10017, or at any adjournments or postponements thereof.
     Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

(1) The election as directors of all nominees listed below to serve until the 1999 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

     INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name in the list below.


      FRANK R. COHEN        ROBERT GENOVA         RICHARD MARESCA         DONALD K. ROBERTON         HERSHEL KRASNOW

            FOR      |_|      AGAINST    |_|                ABSTAIN       |_|


2) Proposal to increase the number of shares of the Company's common stock available under the Company's 1993 Incentive Stock Option Plan, as amended, from 350,000 shares to 700,000 shares for use as incentive awards for certain key employees, directors and consultants.

            FOR      |_|      AGAINST    |_|                ABSTAIN       |_|


                             [Reverse - continued]

3) Ratification of the appointment of BDO Seidman, LLP as auditors of the Company for the fiscal year ending December 31, 1998.

            FOR      |_|      AGAINST    |_|                ABSTAIN       |_|

      The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for the listed proposals. If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

      PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) TO THE LEFT AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER NAMED SHOULD SIGN.

                                           The undersigned acknowledges receipt
                                           from the Company, prior to the
                                           execution of this proxy, of the
                                           Notice of Annual Meeting and
                                           accompanying Proxy Statement
                                           relating to the Meeting and an
                                           Annual Report to Stockholders for
                                           the fiscal year ended December 31,
                                           1997.

                                           DATED:                     , 1998




                                          Signature